Exhibit 99.3

Diodes 3Q 2014 EARNINGS CALL

QUESTION AND ANSWER

Operator

Certainly. (Operator instructions.) Our first question comes from the line of Steve Smigie from Raymond James. Your question please?

Steve Smigie - Raymond James & Associates - Analyst

Great, thanks a lot guys and congratulations on the record numbers there. Dr. Lu, as I look out to your guidance for the fourth quarter you're down about 4% sequentially at the midpoint, that's in line with the seasonality over the last few years and that compares to other guys with the sell-in that's more like down 8% and so you're in line with seasonal and better than the comps and the comps are below seasonal. I'm just curious if you could talk a little bit about why you're seeing better patterns than competition here?

Keh-Shew Lu - Diodes Inc. - President and CEO

Well, thank you Steve. You know, we do continue in certain areas to gain the market share, that's really -- and that's really the main reason while we adjust the product mix and we still continue gaining the market share.

Steve Smigie - Raymond James & Associates - Analyst

Great, thanks. And then as I look at automotive that's been growing as a percentage here, can you talk about what that looks like in terms of growth over the next couple of years relative to the rest of your business and what that does for margins?

Keh-Shew Lu - Diodes Inc. - President and CEO

Okay, number one, [I think] I mentioned to everybody before, you know, we officially formed the automotive business units last year, okay, in September of last year and that enabled us to put more resources, more focus, in automotive area. That's the reason we are, you know, able to grow significantly in the auto area and we do see [another] design win and especially, you know, automotive ramp up is slower than other market segments and therefore we should see a better growth even better than this year’s in the auto area so we [will] see a higher growth in next year and, you know, even the year after.

So I think next year we should have a better growth in automotive area than 2014 versus 2013 and our -- we always target at a higher GP percent for automotive product because their requirement is much tougher when I am talking about requirement, I am talking about their quality requirement and production requirement, and so therefore we would expect automotive to give us a better gross margin business.

Steve Smigie - Raymond James & Associates - Analyst

Great, thanks a lot. And if I just look at gross margin that's been steadily improving here, can you talk about how that looks into next year? It seems like you're getting better utilization at the BCD [FAB2] and also it seems like as you just referenced with auto the mixes is improving so just talk a little bit about the gross margin trends here?

Keh-Shew Lu - Diodes Inc. - President and CEO

Well, you know, we have improvement from gross margin from 2013 to 2014 and we'll see that continued improvement going to 2015 and we will expect the same kind of improvement rate in 2015 and especially, you know, we continue in additional yieldization, we'll continue to cost reduction and continue to improve our product mix and that product mix including automotive. So product mix, cost adaption and yieldization all three will enable us to continue to improve our GP through 2015.

Our end goal is to try to go to our business model of 35%, that is our business model to go to 35% of the revenue.

Steve Smigie - Raymond James & Associates - Analyst

All right, thanks a lot Dr. Lu.

Keh-Shew Lu - Diodes Inc. - President and CEO

Okay, thank you Steve.

Operator

Thank you, our next question comes from the line of Christopher Longiaru from Sidoti & Company. Your question please?

Christopher Longiaru - Sidoti & Company - Analyst

-- results?

Keh-Shew Lu - Diodes Inc. - President and CEO

Yeah, Chris?

Christopher Longiaru - Sidoti & Company - Analyst

Yeah, can you hear us?

Keh-Shew Lu - Diodes Inc. - President and CEO

Yep.

Christopher Longiaru - Sidoti & Company - Analyst

Okay, so my question sort of has to do with your communications revenue held up in an environment where communications was kind of weak. Can you give us some granularity as to where you saw relative strength and also, you know, what your customers area kind of telling you now in terms of what their expectations are for that business?

Keh-Shew Lu - Diodes Inc. - President and CEO

Well, Mark, why don’t you take this answer?

Mark King - Diodes - Senior Vice President of Sales and Marketing

Okay. No, I think we had some strong new product growth in Q3 that we did not have in Q2 and I thought that in a couple of key customers that we, that our numbers were quite good. So I don’t see -- we have one customer on our AC-to-DC side that was a little bit down but outside of that I think we have some new wins and some new position that drove our number relatively strongly in the quarter.

Christopher Longiaru - Sidoti & Company - Analyst

And then just on the auto side, so I think you guys were at something like 3% of revenue for a long time or last on the automotive side and recently it popped up and you showed it could pop up again, how does that, and even though it's a small component it's a big gross margin component, how does that sort of trend in terms of is there going to be big step ups or do you expect this continued gradual 1%, 2% increase per year over the next couple of years, can you give us kind of an outlook on that?

Mark King - Diodes - Senior Vice President of Sales and Marketing

Yeah, I think it's really a long-term plan but I -- you know, it's hard to say because we participate in such, in the highest volume and equipment that are growing fast and so it's hard to predict exactly where and how quickly our revenue will grow in automotive as a percentage but the key is for the first time we're actually developing products specifically for the automotive market and putting teams of people and sales people, as well as business unit people positioned to support that marketplace and it changed the way we approached that market to a very specific strategy.

So, you know, I think that to jump up to 5% is going to take us a period of time to get to jump up to 10% it's going to take us for a really long time but really the progress that we're making, that 3% to 4% area has been great progress for us and the whole positioning of the company within the automotive community is changing a lot.

So I think we just have a lot of momentum in that area. The -- how you'll see it based on the side of it relative to our overall number is hard to predict.

Christopher Longiaru - Sidoti & Company - Analyst

Well what about just in terms of its profile? So normally your parts end up being about a third to two-thirds of the costs are tied to the packaging; is it a similar situation with automotive or is it higher because of the automotive grade packaging, is it lower, can you give us a little relative information on that?

Mark King - Diodes - Senior Vice President of Sales and Marketing

To be honest with you -- do you want to take that Dr. Lu?

Keh-Shew Lu - Diodes Inc. - President and CEO

yeah, from the cost -- from the manufacturing point of view, you know, they do actually -- you know, if you look at in our business model, you know, wafer or die cost is much than packaging costs and automotive is actually increased in the packaging costs too.

Christopher Longiaru - Sidoti & Company - Analyst

Okay.

Keh-Shew Lu - Diodes Inc. - President and CEO

So you're going to see some more emphasized in the -- or increase of cost in the packaging but, you know, it's not going to be a big increase. So relative to the -- that's what I should say, that's why we are able to improve the GP for automotive business even the assembly cost is relatively higher.

Mark King - Diodes - Senior Vice President of Sales and Marketing

If I could add, it also has to do with the products we're selecting to sell to automotive. So we're taking -- part of our strategy is to pick a very specific performance parts and focus those into the automotive segment and show different value in that area. So it has to do with the part selection also.

Keh-Shew Lu - Diodes Inc. - President and CEO

Yeah.

Christopher Longiaru - Sidoti & Company - Analyst

I'm going to jump over, thank you for that, I'm going to jump over to just in terms of BCD, you guys have slowly kind of integrated this and improved your margins. How much of that was a contributing factor to September and I think you had said a couple of quarters ago that you had about 100 to 150 basis points last -- where in progression are you?

Keh-Shew Lu - Diodes Inc. - President and CEO

Well, I don’t know [do we] answer that or do [we have] data for that, Rick, can you take over?

Rick White - Diodes Inc. - CFO

Yeah, I don’t think we have that data. What we said in the fourth quarter guidance is that there is some capacity utilization issues in BCD wafer fabs in Shanghai. The issue there is that we've been ramping those wafer fabs and we've gotten to a point of enough inventory and so we're toning it down until we can decide exactly which way the markets going to go into the rest of the fourth quarter and the first quarter.

So from the fourth quarter numbers they're a drag rather than being a gain. Over the last several quarters they've been ramping and it's been somewhat of a gain.

Christopher Longiaru - Sidoti & Company - Analyst

Okay, great. I'll jump out, thank you guys.

Keh-Shew Lu - Diodes Inc. - President and CEO

Okay, thank you.

Operator

Thank you, our next question comes from the line of Gary Mobley from Benchmark. Your question please?

Gary Mobley - The Benchmark Company - Analyst

Hey Mark and Rick and good morning Dr. Lu. I was hoping that you could share your thoughts on the linearity of bookings as you concluded the third quarter and as we sit here, you know, five weeks into the fourth quarter. I guess what we've been hearing industry wide and especially from companies that participate with pure competition, you know, bookings and shipments in September just didn’t live up to normal seasonal strength but what we've heard more recently was some normalization of bookings and shipment trends in October, I guess the first week of November, you know, excluding any sort of impact to seasonality. Is that sort of what you guys have seen as well?

Mark King - Diodes - Senior Vice President of Sales and Marketing

Yeah, I mean I think --

Keh-Shew Lu - Diodes Inc. - President and CEO

Mark you go ahead.

Mark King - Diodes - Senior Vice President of Sales and Marketing

Go ahead Dr. Lu, go ahead.

Keh-Shew Lu - Diodes Inc. - President and CEO

Well my answer is yes. I will -- we see, you know, the normal -- that's why in my speech I say, you know, we see the normal similarity and we give a guidance which, you know, like Steve talking about is better than our competitors. And so we don’t see any particular weakness or strength, we just see normal marketing and we just concentrate on how do we continue gaining the market, gaining the design win?

Mark, why don’t you cover?

Mark King - Diodes - Senior Vice President of Sales and Marketing

Yeah, I mean, I would agree with what you said. I think we're positioning our stuff well and I think we're on track to what we believe we can. It did soften around, in some of the early announcements and then it seemed to pick up a little bit more in the last few weeks.

Gary Mobley - The Benchmark Company - Analyst

Okay and it -- that soft conclusions in the third quarter, was that the reason, Rick, why inventories increased sequentially despite your guidance for 4% sequential revenue decline in Q4?

Keh-Shew Lu - Diodes Inc. - President and CEO

Well I could -- you know, it's particularly on wafer fab in Shanghai, BCD fab. The other fab we do not. Okay, so if you look at the major, our major, our majority of business we do not change the wafer fab loading and wafer fab loading when we ment -- when Rick White mention is only talking about wafer fab in Shanghai which just means BCD wafer fab and that just -- you know, the new fab we have [ramped] it up and we now concentrate -- We are getting enough inventory so we put in a break to holding it and another reason is one of our, you know, major OEM customer,[we do see some, do have some throw down] and so we applied some [break] for the inventory build up or for the wafer fab build up in Shanghai [FAB2].

Rick White - Diodes Inc. - CFO

You also have to remember that the inventory build was about $6 million, $6 to $7 million and there were about three or four million of just raw material increases in that so although the days went up slightly from 107 to 108, it was focused in the raw material area.

Gary Mobley - The Benchmark Company - Analyst

Okay, it's been, I think, just over 18 months since you concluded the BCD acquisition and you've been paying down your bank line to the tune of about $15 million a quarter. So, you know, has enough time lapsed since the acquisition and since you've been able to bolster your balance sheet a bit in that timeframe to where you maybe have an appetite again for some further consolidation of the industry, some more M&A activity, and what is the market environment like for M&A? Are companies out there with realistic valuation expectations?

Keh-Shew Lu - Diodes Inc. - President and CEO

Well you know M&A always -- one of my growth strategy and so I continue looking for M&A. The problem why we are not able to take action most of them is due to the expectation, the market [poll] expectation. Okay? And so we'll continue and when the opportunity is right then we'll take action.

Gary Mobley - The Benchmark Company - Analyst

All right, fair enough. Thank you guys.

Keh-Shew Lu - Diodes Inc. - President and CEO

Thank you.

Operator

Thank you. (Operator instructions.) Our next question comes from the line of Shawn Harrison from Longbow Research. Your question please?

Operator

Morning Dr. Lu and afternoon everybody else.

Keh-Shew Lu - Diodes Inc. - President and CEO

Hi Shawn.

Shawn Harrison - Longbow Research - Analyst

Mark, I guess a question for you, the POS versus POP at distribution and, you know, selling being much less than sell through, is that normal for this time of year? It's been moving around a lot, I'm going back through my notes but I just in terms of what distribution is doing with their inventory, is that normal, are you seeing maybe any abnormal pressure?

Mark King - Diodes - Senior Vice President of Sales and Marketing

I mean, I think towards this part of the year we have, you know, we always have pressure but I think in some cases our distributors did a pretty good job of pre-predicting where they were and I think that they did a better job of positioning inventory in the second quarter than they usually do so I think it -- I was a little surprised by that number also when it first came in but when I looked at the numbers in total there was pretty strong inventory, you know, pretty strong POP in the previous quarter so I think it's a good balancing and, you know, we're really happy about where our inventory is and the cleanliness of our inventory within our channel so I think it's all pretty good. So --

Shawn Harrison - Longbow Research - Analyst

Gotcha. And then I guess Rick on both SG&A and R&A, has it been trending down on dollar basis or I guess trending relatively steady and we had the jump up this quarter. Was there anything within there in terms of specific investments that could pay off in subsequent quarters or what drove kind of the absolute dollar increase quarter-to-quarter?

Rick White - Diodes Inc. - CFO

Yeah, so the op-ex in the second quarter was $47 million and it did jump up to $49.7 million in the third quarter but one of the issues there is that we had a gain on the sale of assets in the second quarter of about $1.2 million. So if you take that out then we would have been at $48.5 million, somewhere in that range. And the -- if you look at the increase it's mainly in the R&D area and they're talking about buying mass sets and there's really no increase in spending from a people standpoint so there's really no specific item that's in there that would -- that caused that jump up other than the gain in the second quarter and some increased R&D spending. But the whole goal that we have is to keep reducing this op-ex as a percent of revenue as we move forward and we've been, as I've mentioned in my speech, SG&A and R&D's gone down 20 basis points and then 70 basis points from this time last year. So we're still working on that number.

Shawn Harrison - Longbow Research - Analyst

Okay and then final question just --

Keh-Shew Lu - Diodes Inc. - President and CEO

In addition, let me add an additional, third quarter typically is our salary adjustment quarters, okay? We give the salary adjustment in July, start from July 1 you look at third quarter versus second quarter, typically your salary portion will be increased.

Shawn Harrison - Longbow Research - Analyst

Very helpful Dr. Lu. And then just lastly Rick, you said you have the [FX] gains this quarter, where do you think other income will fall out into the December quarter?

Rick White - Diodes Inc. - CFO

Oh, I think it's going to be more like the interest income and interest expense that I talked about; the currency gains will be where the euro is moving around and the pound is moving around so there will be some adjustment there but I think it's going to be comparable to where we were this quarter.

Shawn Harrison - Longbow Research - Analyst

And where these just gains on hedges you had in place?

Rick White - Diodes Inc. - CFO

No, not gains on hedges and we haven't disclosed where those gains came from so ?-

Shawn Harrison - Longbow Research - Analyst

Gotcha, okay. Thanks a lot and congrats on the results.

Rick White - Diodes Inc. - CFO

Okay.

Keh-Shew Lu - Diodes Inc. - President and CEO

Thank you.

Operator

Thank you, our next question comes from the line of Suji De Silva from Topeka. Your question please?

Suji De Silva - Topeka Capital Markets - Analyst

Dr. Lu, congrats on the record revenues here. In terms of the mixed improvement you described that's going to help offset utilization decline in the fourth quarter, can you talk about in detail where those are coming from because the end market mix is staying relatively -- it's kind of consistent and I'm wondering if that's a sustainable mix improvement you have help as a tailwind in 2015?

Keh-Shew Lu - Diodes Inc. - President and CEO

Well Mark, do you want to tackle this?

Mark King - Diodes - Senior Vice President of Sales and Marketing

Yeah, I mean, I think we're constantly improving our mix. I think you can look at from our investment strategy that products that we're moving into and the products, the packages, that we're investing with is a constant long-term strategy to improve our mix. So I think you can expect for us to continue on this, in this, direction and improving our mix. I mean, it's a key portion of what we're trying to do.

Suji De Silva - Topeka Capital Markets - Analyst

Okay great, and then if I look at the last two quarters and then the guidance, the year-over-year revenue growth is around 5%. I'm wondering if that's meant to accelerate and, you know, toward what your longer-term target would be and what that target might be relatively -- relative to the 5%?

Keh-Shew Lu - Diodes Inc. - President and CEO

Mark?

Mark King - Diodes - Senior Vice President of Sales and Marketing

Yeah, I think he's asking our long-term revenue target.

Suji De Silva - Topeka Capital Markets - Analyst

Yeah, relative to the last two quarters Mark, yeah.

Keh-Shew Lu - Diodes Inc. - President and CEO

Oh, you're talking about -- you're talking about next -- long-term?

Suji De Silva - Topeka Capital Markets - Analyst

Yeah, year-over-year growth Dr. Lu, yep.

Keh-Shew Lu - Diodes Inc. - President and CEO

Yeah, I think we are more, you know -- we don’t know yet but, you know, our business model always try to be two X, you know, of the market growth, okay? And, you know, we still -- I think I mentioned to everybody in our CAGR for the last ten years we are almost at 20% and, you know, half of that will be coming from M&A, the other half will be coming from organic growth. That's roughly our business model and so, you know, next year depend on [if we get] M&A or not so very difficult to say but we will try to grow, out grow, the market. So I cannot tell you next year but the long-term point of view, I think we are looking at much higher growth rate than 5%.

Suji De Silva - Topeka Capital Markets - Analyst

Okay, great. And then last question, what was the [relative utilization] in the fab and the assembly intestine, where are those versus target levels? Thanks.

Keh-Shew Lu - Diodes Inc. - President and CEO

Okay Rick, you want to echo that question?

Rick White - Diodes Inc. - CFO

Yeah, hang on just a second. Yeah, I've got it right here Keh-Shew. So the assembly task was basically fully loaded, right? So the Shanghai assembly test was above 90%. KFAB has been running about where we've had it in the past three or four quarters so no change there. OFAB has been running very effectively, over 90% and the issue has been with the two Shanghai wafer fabs where they're running lower than where we would like for them to be and that's going to continue in the fourth quarter as well.

Suji De Silva - Topeka Capital Markets - Analyst

Okay, great. Thanks for the color guys.

Rick White - Diodes Inc. - CFO

Okay.

Operator

Thank you our next question comes from the line of Tristan Gerra from Baird, your question please?

Tristan Gerra - Robert W. Baird - Analyst

Hi, good morning Dr. Lu and good afternoon everybody else. First question is regarding the loading so just as a [direct] follow-up to the last question, you've talked about the [FAB1] at BCD having, being, underutilized for some time as you're transitioning or where transitioning loads to [FAB2] which is more efficient. Now, at the time BCD went public the purpose of the IPO at the time was to raise money to build [FAB2] and that was basically expand capacity because [FAB1] at the time was [full]. So just trying to reconcile this, you know, now that we're two years after the acquisition where the [FAB2] loading taking place at the expense of [FAB1] if that's still the case, is any function of BCD revenue not growing in line with expectation, the management team had at the time? If you could just give us a little bit of clarity on that?

Keh-Shew Lu - Diodes Inc. - President and CEO

Okay. Number one, from the BCD revenue growth, okay, we feel that -- you know, we do see some growth in this year on the BCD and that really is due to, you know, one of their major customer slowdown, okay, OEM customer slowdown and so that, you know, is -- give us some [disappointment] on the growth, okay.

Second is if you are talking about [FAB2], you know, the loading on [FAB2] we are looking at two ways; one if the new product and one is move from [FAB1] to [FAB2] and [FAB1] to [FAB2] basically already completed whatever we want to move in is already move in and then, you know, the new product from the design after we consolidate, we start taking the action for any new product need to use in [FAB2] for their design and, you know, you take probably one year to do the design and then you start to do qualification, start to do all of this. So it takes a while for the new product to ramp [it], so we believe -- the management team do believe next year should -- you know, we should see some new product ramp in that area.

Tristan Gerra - Robert W. Baird - Analyst

Okay, that's very useful. And then I know you're going to provide the China revenue in your filing, in your Q2 filing your China revenue was roughly flat year-over-year and I think that is probably below some of the low teen year-over-year increase that some of your peers, you know, had in China. So maybe that question is related to my first one so now we're excluding the Korea customer or any commentary that could help us reconcile, you know, the market share gains that you're having that seem to be taking place outside of the China region.

Keh-Shew Lu - Diodes Inc. - President and CEO

You put it in a very tough position, I don’t think I should -- I want to -- I can answer that, you know, because, you know, it will be -- I just don’t think I want to separate Korean customer versus China customer, versus [you]. What I try -- let me put much Korea [away]. When we look at China our business is from Asia, okay, or you're talking about from China and China actually look at two areas; one is the business they're building for the OEM customer in global, okay, that including U.S., Europe and sometimes including Korea, okay? And that area, U.S. is a strong -- Europe and Korea altogether is not very strong, okay? And that is really we see some of the problem in the first quarter, okay.

And then China internal consumption we see just flat, you know, it's not weaker, it's not stronger. And I think I will stop like that because -- I think that should answer your question.

Tristan Gerra - Robert W. Baird - Analyst

Okay, no, that's very useful, very much appreciated. And then last quick one, I know you don?’t provide the mix between discrete and analog but are you able to say whether the mix currently is roughly the same as it was a couple of years ago or whether the mix of analog has changed relative to what it used to be?

Rick White - Diodes Inc. - CFO

Well, it changed with BCD.

Mark King - Diodes - Senior Vice President of Sales and Marketing

It changed with BCD acquisition, that made a big jump up but from then on it's been relatively consistent.

Tristan Gerra - Robert W. Baird - Analyst

Okay, very good. Thanks again.

Operator

Thank you, this does conclude the question and answer session of today's program. I'd like to hand the program back to management for any closing remarks.

Keh-Shew Lu - Diodes Inc. - President and CEO

Thank you for your participation today. Operator, you may now disconnect.

Operator

Thank you ladies and gentlemen for your participation in today's conference. This does conclude the program, you may now disconnect. Good day.